     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 17, 2002
                                                      REGISTRATION NO. 333-89750
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--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                 POST-EFFECTIVE
                                AMENDMENT NO. 1
                                       TO
                                   FORM F-10
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                         ------------------------------

                               DRAXIS HEALTH INC.

             (Exact name of Registrant as specified in its charter)

             ONTARIO                           2834                  NOT APPLICABLE
(Province or other jurisdiction of       (Primary Standard           (IRS Employer
  incorporation or organization)     Industrial Classification    Identification No.)
                                           Code Number)

                         6870 GOREWAY DRIVE, 2ND FLOOR
                      MISSISSAUGA, ONTARIO, CANADA L4V 1P1
                                 (905) 677-5500

   (Address and telephone number of Registrant's principal executive offices)

                             CT CORPORATION SYSTEM
                            208 SOUTH LASALLE STREET
                               CHICAGO, IL 60604
                                   SUITE 814
                                 (312) 263-1414

            (Name, address (including zip code) and telephone number (including area code) of agent for service in the United States)

                         ------------------------------

                                   COPIES TO:

      DOUGLAS M. PARKER             CHARLES R. MANZONI JR.           DAVID E. WOOLLCOMBE                ANDREW J. BECK
 General Counsel & Secretary      Gardner, Carton & Douglas         McCarthy Tetrault LLP                 Torys LLP
     Draxis Health Inc.             321 North Clark Street       Toronto Dominion Bank Tower           237 Park Avenue
 6870 Goreway Drive, 2ndFloor            Suite 3100                  Suite 4700, Box 48            New York, New York 10017
 Mississauga, Ontario, Canada      Chicago, Illinois 60610         Toronto, Ontario, Canada            (212) 880-6010
           L4V 1P1                                                         M5K 1E6
       (905) 677-9642                  (312) 245-8423                  (416) 601-7555

                         ------------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
                                 JUNE 17, 2002

                         ------------------------------

                          PROVINCE OF ONTARIO, CANADA
               (PRINCIPAL JURISDICTION REGULATING THIS OFFERING)

                                EXPLANATORY NOTE

    This Post-Effective Amendment No. 1 to the Registration Statement is being filed solely for the purpose of filing one exhibit to the Registration Statement, and no changes or additions are being made hereby to the Prospectus that forms a part of the Registration Statement. Accordingly, the Prospectus has been omitted from this filing.

--------------------------------------------------------------------------------
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
                                    PART II
                         INFORMATION NOT REQUIRED TO BE
                      DELIVERED TO OFFEREES OR PURCHASERS

INDEMNIFICATION

    Under the Canada Business Corporations Act ("BCA"), the Registrant may indemnify a present or former director or officer of the Registrant or another individual who acts or acted at the Registrant's request as a director or officer, or an individual acting in a similar capacity, of another entity:

    (a) against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Registrant or other entity;

    (b) with court approval, against all costs, charges and expenses reasonably incurred by the individual in connection with an action brought by or on behalf of the Registrant or other entity to procure a judgment in its favor, to which the individual is made a party by reason of the individual's association with the Registrant or other entity; and

    (c) in respect of all costs, charges and expenses reasonably incurred by the individual in connection with the defense of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Registrant or other entity, if the individual seeking indemnity was not judged by the court or other competent authority to have committed any fault or omitted to do anything that the individual ought to have done;

PROVIDED, in all cases, such individual (i) acted honestly and in good faith with a view to the best interests of the Registrant, or, as the case may be, to the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at the Registrant's request; and
(ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that the individual's conduct was lawful.

    Subject to the limitations contained in the BCA, the By-laws of the Registrant provide that every director or officer of the Registrant, every former director or officer of the Registrant or a person who acts or acted at the Registrant's request as a director or officer of a body corporate of which the Registrant is or was a shareholder or creditor, and his or her heirs and legal representatives shall, from time to time, be indemnified and saved harmless by the Registrant from and against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of being or having been a director or officer of the Registrant or body corporate of which the Registrant is or was a shareholder if (i) he or she acted honestly and in good faith and with a view to the best interests of the Registrant, and (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, such director or officer had reasonable grounds for believing that his or her conduct was lawful.

    The Registrant maintains insurance for the benefit of its directors and officers against liability in their respective capacities as directors and officers. The directors and officers are not required to pay any premium in respect of the insurance. The policy contains standard industry exclusions and no claims have been made thereunder to date.

    The Underwriting Agreement provides that the Registrant will indemnify the Underwriters in certain circumstances. The Underwriting Agreement contains provisions by which the Underwriters agree to indemnify the Registrant, each of the directors and officers of the Registrant and each person who controls the Registrant within the meaning of the Securities Act of 1933, as amended (the "Securities Act") with respect to information furnished by the Underwriters for use in this Registration Statement.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

EXHIBITS

    The following exhibits have been filed as part of the Registration
Statement:

EXHIBIT
NUMBER                                          DESCRIPTION
-------                                         -----------
 3.1                    Underwriting Agreement
 4.1                    United States Securities and Exchange Commission Form 20-F
                        (annual information form) of the Corporation dated May 20,
                        2002 (incorporated herein by reference to the Corporation's
                        Annual Report on Form 20-F for the year ended December 31,
                        2001, filed on May 20, 2002 (SEC file no. 0-17434))
 4.2                    Material change report of the Corporation dated January 24,
                        2002 (incorporated herein by reference to the Corporation's
                        Report of Foreign Issuer on Form 6-K filed on May 29, 2002
                        (SEC file no. 0-17434))
 4.3                    Audited comparative consolidated financial statements of the
                        Corporation and the notes thereto for the financial year
                        ended December 31, 2001 (expressed in US dollars and
                        presented in accordance with US GAAP), together with the
                        report of the auditors thereon, found at pages 30
                        through 47 of the 2001 annual report to shareholders of the
                        Corporation (incorporated herein by reference to the
                        Corporation's Annual Report on Form 20-F for the year ended
                        December 31, 2001, filed on May 20, 2002 (SEC file
                        no. 0-17434))
 4.4                    Management's discussion and analysis for the year ended
                        December 31, 2001 (in relation to financial statements
                        presented in accordance with US GAAP), included as pages 16 to 28 in the 2001 annual report to shareholders of the
                        Corporation (incorporated herein by reference to the
                        Corporation's Report of Foreign Issuer on Form 6-K filed on
                        May 29, 2002 (SEC file no. 0-17434))
 4.5                    Audited comparative consolidated financial statements of the
                        Corporation and the notes thereto for the financial year
                        ended December 31, 2001 (expressed in US dollars and
                        presented in accordance with Canadian GAAP), together with the report of the auditors thereon, found at pages 17 to 39 of the Canadian GAAP Financial Information 2001 Supplement
                        (incorporated herein by reference to the Corporation's
                        Report of Foreign Issuer on Form 6-K filed on May 29, 2002
                        (SEC file no. 0-17434))
 4.6                    Management's discussion and analysis for the year ended
                        December 31, 2001 (in relation to financial statements
                        presented in accordance with Canadian GAAP), included as
                        pages 1 to 15 in the Canadian GAAP Financial Information
                        2001 Supplement (incorporated herein by reference to the
                        Corporation's Report of Foreign Issuer on Form 6-K filed on
                        May 29, 2002 (SEC file no. 0-17434))
 4.7                    Unaudited comparative consolidated financial statements of the Corporation included as pages 14 to 27 of the interim
                        report to shareholders for the period ended March 31, 2002
                        (incorporated herein by reference to the Corporation's
                        Report of Foreign Issuer on Form 6-K filed on May 17, 2002
                        (SEC file no. 0-17434))
 4.8                    Management's discussion and analysis included as pages 4
                        to 13 of the interim report to shareholders for the period ended March 31, 2002 (incorporated herein by reference to
                        the Corporation's Report of Foreign Issuer on Form 6-K filed on May 17, 2002 (SEC file no. 0-17434))
 4.9                    Management proxy circular of the Corporation dated April 2,
                        2002 in connection with the 2002 annual meeting of
                        shareholders of the Corporation, other than the sections
                        entitled "Executive Compensation -- Report of Compensation
                        Committee," "Executive Compensation -- Stock Performance
                        Graph" and "Corporate Governance" (incorporated herein by
                        reference to the Corporation's Report of Foreign Issuer on
                        Form 6-K filed on May 29, 2002 (SEC file no. 0-17434))
 5.1*                   Consent of Deloitte & Touche, Chartered Accountants
 5.2*                   Consent of McCarthy Tetrault LLP, Canadian counsel to
                        Registrant
 6.1                    Powers of Attorney for persons executing this Registration
                        Statement (incorporated herein by reference to the
                        Corporation's Registration Statement on Form F-10 filed on
                        June 4, 2002 (SEC file no. 333-89750))

*   Filed on June 14, 2002 as part of this Registration Statement.

                                    PART III
                 UNDERTAKING AND CONSENT TO SERVICE OF PROCESS

ITEM 1. UNDERTAKING

    The Registrant undertakes to make available, in person or by telephone, representatives to respond to inquiries made by the Commission staff, and to furnish promptly, when requested to do so by the Commission staff, information relating to the securities registered pursuant to Form F-10 or to transactions in said securities.

ITEM 2. CONSENT TO SERVICE OF PROCESS

    The Registrant filed with the Commission a written irrevocable consent and power of attorney on Form F-X on June 4, 2002 (SEC file no. 333-89750).

                                     III-1

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-10 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mississauga, Ontario, Canada on June 17, 2002.

                                                 DRAXIS HEALTH INC.

                                                 By:                    *
                                                       -----------------------------------
                                                       Martin Barkin, M.D.
                                                       PRESIDENT AND CHIEF EXECUTIVE
                                                       OFFICER

                                     III-2

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on the 17th day of June 2002.

                      SIGNATURE                                      TITLE
                      ---------                                      -----
                          *                                          President, Chief Executive Officer,
     -------------------------------------------                     Chief Operating Officer and Director
                 Martin Barkin, M.D.                                 (Principal Executive Officer)

                 /s/ Jim A.H. Garner                                 Senior Vice President, Finance and Chief
     -------------------------------------------                     Financial Officer
                   Jim A.H. Garner                                   (Principal Financial Officer)

                          *
     -------------------------------------------                     Controller
                    Thanh Nguyen

                          *
     -------------------------------------------                     Chairman and Director
                    Brian M. King

                          *
     -------------------------------------------                     Director
                    Leslie L. Dan

                          *
     -------------------------------------------                     Vice-Chairman and Director
                  James P. Doherty

                          *
     -------------------------------------------                     Director
                  George M. Darnell

                          *
     -------------------------------------------                     Director
                    Samuel Sarick

                                     III-3

                      SIGNATURE                                      TITLE
                      ---------                                      -----
                          *
     -------------------------------------------                     Director
                   Stewart D. Saxe

                          *
     -------------------------------------------                     Director
                   John A. Vivash

                 /s/ Jim A.H. Garner
     -------------------------------------------
 Jim A.H. Garner, as attorney-in-fact, pursuant to a
 power of attorney granted in Registration Statement
        No. 333-89750 filed on June 4, 2002

                                     III-4

                           AUTHORIZED REPRESENTATIVE

    Pursuant to the requirements of Section 6(a) of the Securities Act of 1933, the Authorized Representative has signed this Registration Statement, solely in its capacity as the duly authorized representative of DRAXIS Health Inc. in the United States, in the City of Chicago, State of Illinois on June 17, 2002.

                                                 /s/  James M. Halpin
                                                 ----------------------------------------
                                                 CT Corporation System
                                                 As Agent for Service for
                                                 DRAXIS Health Inc.
                                                 (Authorized Representative)

                                     III-5

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                          DESCRIPTION
-------                                         -----------
 3.1                    Underwriting Agreement

 4.1                    United States Securities and Exchange Commission Form 20-F
                        (annual information form) of the Corporation dated May 20,
                        2002 (incorporated herein by reference to the Corporation's
                        Annual Report on Form 20-F for the year ended December 31,
                        2001, filed on May 20, 2002 (SEC file no. 0-17434))

 4.2                    Material change report of the Corporation dated January 24,
                        2002 (incorporated herein by reference to the Corporation's
                        Report of Foreign Issuer on Form 6-K filed on May 29, 2002
                        (SEC file no. 0-17434))

 4.3                    Audited comparative consolidated financial statements of the
                        Corporation and the notes thereto for the financial year
                        ended December 31, 2001 (expressed in US dollars and
                        presented in accordance with US GAAP), together with the
                        report of the auditors thereon, found at pages 30
                        through 47 of the 2001 annual report to shareholders of the
                        Corporation (incorporated herein by reference to the
                        Corporation's Annual Report on Form 20-F for the year ended
                        December 31, 2001, filed on May 20, 2002 (SEC file
                        no. 0-17434))

 4.4                    Management's discussion and analysis for the year ended
                        December 31, 2001 (in relation to financial statements
                        presented in accordance with US GAAP), included as pages 16 to 28 in the 2001 annual report to shareholders of the
                        Corporation (incorporated herein by reference to the
                        Corporation's Report of Foreign Issuer on Form 6-K filed on
                        May 29, 2002 (SEC file no. 0-17434))

 4.5                    Audited comparative consolidated financial statements of the
                        Corporation and the notes thereto for the financial year
                        ended December 31, 2001 (expressed in US dollars and
                        presented in accordance with Canadian GAAP), together with the report of the auditors thereon, found at pages 17 to 39 of the Canadian GAAP Financial Information 2001 Supplement
                        (incorporated herein by reference to the Corporation's
                        Report of Foreign Issuer on Form 6-K filed on May 29, 2002
                        (SEC file no. 0-17434))

 4.6                    Management's discussion and analysis for the year ended
                        December 31, 2001 (in relation to financial statements
                        presented in accordance with Canadian GAAP), included as
                        pages 1 to 15 in the Canadian GAAP Financial Information
                        2001 Supplement (incorporated herein by reference to the
                        Corporation's Report of Foreign Issuer on Form 6-K filed on
                        May 29, 2002 (SEC file no. 0-17434))

 4.7 Unaudited comparative consolidated financial statements of the Corporation included as pages 14 to 27 of the interim report to shareholders for the period ended March 31, 2002
                        (incorporated herein by reference to the Corporation's
                        Report of Foreign Issuer on Form 6-K filed on May 17, 2002
                        (SEC file no. 0-17434))

 4.8                    Management's discussion and analysis included as pages 4
                        to 13 of the interim report to shareholders for the period ended March 31, 2002 (incorporated herein by reference to
                        the Corporation's Report of Foreign Issuer on Form 6-K filed on May 17, 2002 (SEC file no. 0-17434))

 4.9                    Management proxy circular of the Corporation dated April 2,
                        2002 in connection with the 2002 annual meeting of
                        shareholders of the Corporation, other than the sections
                        entitled "Executive Compensation -- Report of Compensation
                        Committee," "Executive Compensation -- Stock Performance
                        Graph" and "Corporate Governance" (incorporated herein by
                        reference to the Corporation's Report of Foreign Issuer on
                        Form 6-K filed on May 29, 2002 (SEC file no. 0-17434))

 5.1*                   Consent of Deloitte & Touche, Chartered Accountants

 5.2*                   Consent of McCarthy Tetrault LLP, Canadian counsel to
                        Registrant

 6.1                    Powers of Attorney for persons executing this Registration
                        Statement (incorporated herein by reference to the Corporation's Registration Statement on Form F-10 filed on
                        June 4, 2002 (SEC file no. 333-89750))

*   Filed on June 14, 2002 as part of this Registration Statement.

                                     III-6